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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 8, 2003


                           OHIO CASUALTY CORPORATION
            (Exact name of Registrant as specified in its charter)




      Ohio                             0-5544                31-0783294
(State of incorporation)      (Commission file number)       (I.R.S. employer
                                                             identification no.)


9450 Seward Road
Fairfield, Ohio                                               45014
(Address of principal executive offices)                      (Zip code)



                         (513) 603-2600 (Registrant's
                    telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)







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


Item 5.  Other Events

Item 12. Results of Operations and Financial Condition

The Securities and Exchange Commission (the "SEC") recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures. These regulations became effective on March 28, 2003. Prior to the effective date of the regulations, Ohio Casualty Corporation (the "Corporation") included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") references to statutory accounting information, which are financial measures that are required to be filed with insurance industry regulators, and non-GAAP financial measures, which include operating income and after-tax realized investment gain. In anticipation of the filing of registration statements that incorporate by reference information from the Corporation's Form 10-K, the Corporation is filing this Form 8-K solely for the purpose of conforming the Form 10-K to the new requirements of SEC Regulation G and Item 10 of Regulation S-K. Management uses statutory information and non-GAAP financial measures to analyze operating results, compare other insurance company results, and to compare insurance industry data. Due to the degree of regulation in the insurance industry and the impact of regulation on an insurance company's business, it is useful to view financial performance and capital adequacy in terms of financial measures used by insurance regulators. The Corporation included in its Form 10-K statutory accounting financial measures and non-GAAP financial measures in its description of its business and in Management's Discussion and Analysis ("MD&A") of financial condition and results of operations. For additional information on the differences between statutory accounting principles and generally accepted accounting principles ("GAAP"), refer to item 16 on pages 67 and 68 of the Corporation's Form 10-K.

The primary statutory accounting financial measures are reconciled to GAAP basis data on the Corporation's consolidated statement of income statement in the following table.


Ohio Casualty Corporation & Subsidiaries
 Statutory Property and Casualty Results
 Reconciled to Consolidated GAAP Basis
 (In thousands)                                       Year Ended December 31
                                               2002          2001          2000
                                               ----          ----          ----
 Net premiums written-thousands (NPW)         $1,448,628    $1,472,185    $1,505,393
 Decrease in liability for unearned premiums       1,749        33,994        27,628
                                           ------------------------------------------
 Net premiums earned-thousands (NPE)           1,450,377     1,506,179     1,533,021
 Investment Income less expenses                 205,794       211,017       201,812
 Investment gains (losses) realized, net          53,011       198,298        (5,904)
                                           ------------------------------------------
 Total revenues-Statutory Basis                1,709,182     1,915,494     1,728,929
 Statutory to GAAP adjustment and
   non-property and casualty revenues             (6,390)      (13,491)        7,740
                                           ------------------------------------------
      Total revenues-GAAP Basis                1,702,792     1,902,003     1,736,669

 Losses incurred             -thousands          902,201     1,001,590     1,116,270
                             -ratio to NPE         62.2%         66.5%         72.8%
 Loss adjustment expenses    -thousands          227,081       202,444       177,894
                             -ratio to NPE         15.7%         13.4%         11.6%
 Underwriting expenses       -thousands          506,204       520,833       523,477
                             -ratio to NPW         34.9%         35.4%         34.8%
                                           ------------------------------------------
 Combined ratio                                   112.8%        115.3%        119.2%
                                           ------------------------------------------
 Total expenses-Statutory Basis                1,635,486     1,724,867     1,817,641
 Statutory to GAAP adjustment and
   non-property and casualty expenses             74,012        50,748        48,730
                                           ------------------------------------------
      Total expenses-GAAP Basis                1,709,498     1,775,615     1,866,371


In describing its business and in its MD&A in its Form 10-K, the Corporation includes the statutory accounting financial measure of net premiums written to describe and discuss insurance underwriting related revenues. This financial measure includes the premium amount for the insurance policy transactions recorded during that accounting period, and such policies may include coverage during other accounting periods. Net premiums written are adjusted as shown in the table above to reflect premiums earned during the accounting period based on the policy coverage period. Where net premiums written are shown the most comparable GAAP financial measure is premiums earned.

In the Corporation's ten-year summary of operations, the statutory financial measures of net premiums written, statutory combined ratio and component ratios of the combined ratio are reconciled to the most comparable GAAP financial measures in the table above. Statutory policyholders surplus is a statutory financial measure required by regulators to measure capital adequacy. The most comparable GAAP financial measure is shareholder's equity. Statutory policyholders surplus is also included in the Corporation's description of its business and in its MD&A.

The non-GAAP financial measures are reconciled to GAAP basis data on the Corporation's consolidated statement of income statement in the following table.


Ohio Casualty Corporation & Subsidiaries
 Other Reconciliations for 8-K

 (In thousands)                                             Year Ended December 31
                                                         2002         2001       2000
 After-tax realized investment gains                    29,375      135,011     (1,554)
 Add back: income taxes on realized investment gains    15,817       47,929       (837)
                                                   -----------------------------------
 Investment gains (losses) realized, net                45,192      182,940     (2,391)



 (In thousands)                                             Year Ended December 31
                                                         2002         2001       2000

 Operating Income                                      (30,266)  (36,431)     (77,695)
 Add back: after-tax realized investment gains          29,375   135,011       (1,554)
                                                   -----------------------------------
 Net income (loss)                                        (891)   98,580      (79,249)


In describing its business and in its MD&A in its Form 10-K, the Corporation includes the non-GAAP financial measure of after-tax realized investment gains to describe and discuss investment results. The most comparable GAAP financial measure is investment gains (losses) realized, which is on a before-tax basis.

The Corporation used in its MD&A in its Form 10-K, the non-GAAP financial measure of operating income. The most comparable GAAP financial measure is net income. Operating income differs from net income by the exclusion of realized investment gains (losses), net of tax. The timing of realized investment gains and losses can be influenced by management action for a variety of business reasons and therefore management believes it is important to understand the impact of realized investment gains on its operating results in order to measure current operating performance. Many analysts who follow the insurance industry use the above definition of operating income for their earnings forecasts and have done so for many years. Investors have been encouraged to evaluate the impact of realized gains and losses on net income in the insurance sector.

In the MD&A disclosure in the Form 10-K, the combined ratio is shown as excluding New Jersey personal auto results or as excluding the 2001 New Jersey renewal obligation transfer fee. Management analyzes the impact of New Jersey personal auto results separately from other business because it stopped writing business in the New Jersey personal auto market beginning in March 2002 and management believes it has greater control of results in other markets where it is still pricing and selling its insurance products. The combined ratios impacted by the above described exclusion are shown on the following table on a basis that includes New Jersey personal auto results and the 2001 New Jersey renewal obligation transfer fee. The following table shows ratios that include New Jersey.


Statutory Combined Ratios
(by operating segment,                      Accident              Accident              Accident
including                                     Year                  Year                  Year
selected major product lines)      2002      2002(a)     2001     2001(a)      2000     2000(a)
==================================================================================================
Personal Lines                     114.1%     111.8%     119.2%    116.7%      113.5%    117.3%
   Personal Auto                   116.3%     113.6%     118.9%    117.0%      111.9%    114.9%

--------------------------------------------------------------------------------------------------
      Total All Lines              112.8%     106.9%     115.3%    110.4%      119.2%    118.1%
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 (a) The measurement date for Accident Year data is December 31, 2002.

Item 5.   Other Events

On May 8, 2003, the Corporation issued a press release announcing a Universal Shelf Registration on Form S-3. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OHIO CASUALTY CORPORATION
                                            (Registrant)



Dated:  May 8, 2003
                                            By:  /s/ Debra K. Crane
                                                 ------------------------------
                                                 Debra K. Crane
                                                 Senior Vice President, General
                                                 Counsel and Secretary

                               INDEX TO EXHIBITS

Exhibit
Number         Description of Exhibits
------         -----------------------

23.1           Consent of Ernst & Young LLP.

99.1           Press release, dated May 8, 2003.